EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the common stock, par value $0.0001 per share, of Palomar Holdings, Inc., a Delaware corporation, beneficially owned by each of them. This Joint Filing Agreement may be included as an Exhibit to such joint filing.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 11th day of February, 2020.

GENSTAR VI GP AIV LTD., a Cayman Islands exempted company

By:	/s/ J. Ryan Clark
Name:	J. Ryan Clark
Title:	Director

GENSTAR CAPITAL VI AIV, L.P., a Cayman Islands exempted limited partnership

By:	Genstar VI GP AIV Ltd., its General Partner

By:	/s/ J. Ryan Clark
Name:	J. Ryan Clark
Title:	Director

GENSTAR CAPITAL PARTNERS VI AIV, L.P., a Cayman Islands exempted limited partnership

By:	Genstar Capital VI AIV, L.P., its General Partner

By:	Genstar VI GP AIV Ltd., its General Partner

By:	/s/ J. Ryan Clark
Name:	J. Ryan Clark
Title:	Director

GENSTAR CAPITAL PARTNERS VI AIV (DEL), L.P., a Delaware limited partnership

By:	Genstar Capital VI AIV, L.P., its General Partner

By:	Genstar VI GP AIV Ltd., its General Partner

By:	/s/ J. Ryan Clark
Name:	J. Ryan Clark
Title:	Director

STARGEN VI AIV, L.P., a Cayman Islands exempted limited partnership

By:	Genstar Capital VI AIV, L.P., its General Partner

By:	Genstar VI GP AIV Ltd., its General Partner

By:	/s/ J. Ryan Clark
Name:	J. Ryan Clark
Title:	Director

GENSTAR V GP AIV LTD., a Cayman Islands exempted company

By:	/s/ J. Ryan Clark
Name:	J. Ryan Clark
Title:	Director

GENSTAR CAPITAL V AIV, L.P., a Cayman Islands exempted limited partnership

By:	Genstar V GP AIV Ltd., its General Partner

By:	/s/ J. Ryan Clark
Name:	J. Ryan Clark
Title:	Director

GENSTAR CAPITAL PARTNERS V AIV, L.P., a Cayman Islands exempted limited partnership

By:	Genstar Capital V AIV, L.P., its General Partner

By:	Genstar V GP AIV Ltd., its General Partner

By:	/s/ J. Ryan Clark
Name:	J. Ryan Clark
Title:	Director

STARGEN V AIV, L.P., a Cayman Islands exempted limited partnership

By:	Genstar Capital V AIV, L.P., its General Partner

By:	Genstar V GP AIV Ltd., its General Partner

By:	/s/ J. Ryan Clark
Name:	J. Ryan Clark
Title:	Director